IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Global Bond
(formerly, Ivy VIP Global Bond)
Delaware Ivy VIP Government Money Market
(formerly, Ivy VIP Government Money Market)

(each, a “Portfolio” and together, the “Portfolios”)

Supplement to each Portfolio’s Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated April 30, 2021

The Portfolios will liquidate and dissolve on or about April 27, 2022 (Liquidation Date). As noted in the supplement dated October 1, 2021, the Portfolios have been closed to new shareholders since close of business on September 30, 2021, and will be closed to existing shareholders one day before the Liquidation Date.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 25, 2022.